Exhibit 99.1 Virtual R&D Day | March 1, 2024 Nasdaq: ANNX

Guillain-Barré Syndrome: A Focus on its Serious Unmet Need and Annexon’s Novel Therapeutic Approach Douglas Love, President & CEO Annexon Biosciences 2

Forward-Looking Statements This presentation contains “forward‐looking” statements about Annexon, Inc. and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our clinical and preclinical programs, timing and commencement of future nonclinical studies and clinical trials and research and development programs, timing of clinical results, strategic plans for our business and product candidates, including additional indications which we may pursue, our financial position, runway and anticipated milestones, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “focus,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: our history of net operating losses; our ability to obtain necessary capital to fund our clinical programs; the early stages of clinical development of our product candidates; the effects of COVID-19 or other public health crises on our clinical programs and business operations; our ability to obtain regulatory approval of and successfully commercialize our product candidates; any undesirable side effects or other properties of our product candidates; our reliance on third-party suppliers and manufacturers; the outcomes of any future collaboration agreements; and our ability to adequately maintain intellectual property rights for our product candidates. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the Securities Exchange Commission (SEC) on November 13, 2023 and our other filings with the SEC from time to time. All forward-looking statements in this presentation speak only as of the date of this presentation. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates or statistical data. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. 3

Agenda

TIME (ET)	TOPIC	PRESENTER
10:00-10:05am	Annexon: Overview and Commitment to GBS	**Douglas Love** President & CEO
10:05-10:15am	GBS Patient Voice	**Lisa Butler** Executive Director, GBS | CIDP Foundation Intl.
10:15-10:35am	GBS Disease Overview and Treatment Landscape	**Hugh J. Willison, MBBS, PhD** Professor Emeritus of Neurology, University of Glasgow, Scotland
10:35-10:50am	Annexon GBS Clinical Program Overview	**David Cornblath, MD** Professor Emeritus of Neurology, Johns Hopkins University School of Medicine
10:50-11:00am	GBS Market Opportunity and Annexon's Commercial Approach	**Michael Overdorf** CBO
11:00-11:05am	Closing Remarks	**Douglas Love** President & CEO
11:05-11:30am	Q&A Session	

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ANNEXON
biosciences

ANNEXON: Late-stage Clinical Platform for Classical Complement-mediated Neuroinflammatory Diseases of the Body, Brain and Eye

First-in-kind approach, wholly owned pipeline	Large market opportunities supported by clinical proof-of-concept data in multiple indications
Near-term registrational data in GBS	2Q 2024 – Pivotal data in disease of high unmet medical need and no FDA-approved therapy
Diverse GA registrational program & oral POC program	Mid to 2H 2024 – Initiation of two pivotal Phase 3 trials in GA (Global ARCHER II sham trial | ARROW head-to-head trial vs. SYFOVRE®) and 2H 2024 – ANX1502 oral candidate proof of concept in autoimmune disease
Well-capitalized into mid 2026	Runway through multiple mid- and late-stage clinical catalysts

GBS: Guillain-Barré Syndrome; GA: Geographic Atrophy

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ANNEXON biosciences

Only Complement-Pipeline for Diseases of the Body, Brain & Eye

Potential to treat >8 MILLION patients worldwide

			Preclinical	Phase 1	Phase 2	Phase 3	Next Milestone	Worldwide Rights
FLAGSHIP PROGRAMS								
Autoimmune	ANX005	Guillain-Barré Syndrome (GBS)					Phase 3 data 2Q 2024	ANNEXON biosciences
Ophthalmology	ANX007	Geographic Atrophy (GA)					Phase 3 initiation Mid 2H 2024	ANNEXON biosciences
Autoimmune	ANX1502	Autoimmune Indications					POC data 2H 2024	ANNEXON biosciences
NEXT WAVE PROGRAMS								
Neurodegenerative	ANX005	Huntington's Disease						ANNEXON biosciences
		Amyotrophic Lateral Sclerosis (ALS)						ANNEXON biosciences
Autoimmune	ANX009	Lupus Nephritis						ANNEXON biosciences

POC: Proof-of-Concept
Annexon GBS Phase 1b data presented at American Academy of Neurology 2020 and Peripheral Nerve Society Annual Meetings 2021-2022.

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Annexon Has a Deep-Rooted History and Commitment to GBS

Aligned With Our Mission
to treat diseases driven by classical complement activation

Strong Scientific Rationale
ANX005 is designed for rapid inhibition with a single dose

High Unmet Need
Well-characterized, underserved disease afflicting thousands globally

ANNEXON HAS KEY CLINICAL EXPERTISE AND RELATIONSHIPS IN GBS

Supported 2,000 patient registry at IGOS to inform clinical program

Conducted 3 clinical trials including:

- 1st placebo-controlled trial in ~40 yrs
- Monotherapy and combination trials

Large ongoing Phase 3 placebo-controlled trial

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ANNEXON biosciences

ANX005: Potential to be First FDA-approved Therapy for GBS Pursuing a monotherapy label in GBS Demonstrated POC across several clinically-meaningful measures Granted US FDA Fast Track & Orphan Drug Designations Granted EMA Orphan Drug Designation based on potential for benefit over available therapies Phase 3 data on track for 2Q 2024; Real World Evidence comparability data 1H 2025 in support of BLA submission 8

GBS Patient Voice Lisa Butler Executive Director of the GBS|CIDP Foundation 9

2001, age 5 10

2024, age 27 11

In The Voice of GBS Patients “I was terrified, there was so much chaos around me as I “Went to ER, turned away for fatigue, dehydration was put in the ICU and told my body was paralyzed by and stress. The next day could not stand, legs this disease I had never heard of and that I would likely buckled, back to ER, unable to move my entire require a respirator to help me breathe.” body, put on respirator that same day.” “I have learned that I was put in a medically induced coma.” “They told me they would give me something called IVIG to help stop this, but I had no idea what they were talking about.” “They said I would recover to a “new normal”, what was that?” “I did PT, OT and speech. I eventually stood up “At one point, I could only communicate by blinking my eyes. with assistance after 8 weeks, I took my first I had so many questions that I couldn’t ask. independent steps at 16 weeks.” 12

The Foundation 1980 2024 • 1980: First Meeting• 30,000 patients in database • 8 people• 20 members of Global Medical Advisory Board • 1 Doctor, 2 residents• 57 Global Centers of Excellence • 0 employees, 2 volunteers in Pennsylvania• 200 volunteers in 47 countries • 18 FTE, 13 Members of Board of Directors From day one we have never lost our focus on the patient! We exist so that no one takes this journey alone! 13

SUPPORT AND EDUCATION Support: • Approximately 100 patient inquiries monthly • Chapter support group meetings • 357 registered community members • Coffee Chats • 681 registered community members • Speaker Series • 2,218 registered community members Education: • 17 symposiums and 7,000+ attendees • Website • 108,000+ visitors on GBS page in 2023 • 676K+ views on overall website in 2023 • Global Medical Advisors One-on-One Consultation 14

Global Medical Advisory Board GMAB Members: Doctor-to-Doctor Consultations: Centers of Excellence: • United States: 12 2023 United States: 38 COEs • Barcelona: 1• 2 CIDP consultations International: 22 COEs • Denmark: 1• 1 IVIG Dosage consultation • United Kingdom: 1 • Brussels: 1 • Netherlands: 1 • Australia: 1 • Japan: 1 • Netherlands: 2 • Germany: 1 15

Research • $8M total, $50k-$300k • Elevation Grant, Discover Grant, 3-year Benson Fellowship • Consortium based • Funding support for IGOS coordinating center’s research • NIH State of Science meeting: 2020 virtual meeting between NINDS and NIAID on state of GBS research 16

Advocacy • Dept of Defense Peer-Reviewed Medical Research Program (PRMRP): $6 million between 6 researchers since 2017 • Congressional Champion: John Garamendi • 2019: GBS patient listening session with FDA to increase awareness of the unmet need in GBS despite the current SoC • 2024: Hosting FDA Patient-Focused Drug Development Meeting (PFDD) on GBS to address the continuing unmet need of patients with GBS for novel therapies to Get Better Sooner 17

Getting better slowly Getting better sooner 18

GBS Disease Overview and Treatment Landscape Hugh J. Willison, MBBS, PhD Professor Emeritus of Neurology, University of Glasgow, Scotland 19

GBS: Neuro-Emergency Needing Urgent and Effective Intervention

Most common cause of acute paralytic inflammatory disease of the peripheral nervous system, known for its severity and rapid progression

Frequently follows an infection that generates complement activating auto-antibodies that attack peripheral nerve tissue leading to nerve conduction failure and nerve fiber death

Global annual incidence ~150,000, lifetime likelihood of 1 in 1,000

PERIPHERAL NERVE DAMAGE LEADS TO:

- Severe weakness
- Respiratory failure requiring mechanical ventilation in 25%
- Mortality rates of 3-17%
- Irreversible nerve damage preventing patients from resuming a normal life

Currently no treatment specifically and immediately targets complement mediated nerve damage

- IVIg has an ill-defined mechanism of action and requires 5-day course to complete therapy



Weaned from mechanical ventilation

1) van Doorn, 2013; Willison et al., 2016 2(van den Berg et al., 2014) 3 Walgaard et al (2021) Lancet Neurology 20(4):275, 4AAN Guidelines "Immunotherapy for GBS", 4Hund EF et al (1993) Crit Care Med 21:433, 454Fletcher D, et al. (2000) Neurology 27;54(12), 46, 5Van den Berg B, et al (2014) *Nat Rev Neurol* Aug;10(8), 6Stephan et al (2012) Neuroscience 35:369, 7Lansita et al (2017) Int. J. Toxicol. 36:449

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ANNEXON biosciences

GBS is a Neurological Emergency Requiring Urgent Intervention

There is a limited time window in the acute illness phase to achieve a therapeutic effect


PROGRESSION
PLATEAU
RECOVERY
No weakness
Paralysis
Antibody and NfL Levels
Complement Activation
Preceding infection
Complete/ partial
recovery of muscle
strength
Nadir MRC
Peak disease
−4
0
4
8
12
Time from onset of weakness (weeks)
Course of GBS
Infection
Antiganglioside antibodies

PROGRESSIVE PARALYTIC PHASE: rapidly progressive bilateral muscle weakness peaking by 1 week in most cases (ideal treatment window) and lasting up to 4 weeks maximum

- Nadir determines risk for mechanical ventilation or death and prognosis

PLATEAU PHASE: lasts weeks to months post-treatment window, with duration linked to severity at presentation

- Includes extended periods of ventilation in ICU, and intensive supportive care in the ward

RECOVERY PHASE: gradual muscle strength and functional improvement occurring over weeks to years as nerve regeneration takes place

- ~20% unable to walk or dead at 1 year
- Additional ~20% continue to experience symptoms

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Adapted from van den Berg, et al. (2014) Nat Rev Neurol ***10****, 469–482*

ANNEXON biosciences

Auto-Antibodies Fix Complement to Peripheral Nerve Myelin & Axons

COMPLEMENT – MEDIATED NERVE DAMAGE



C1q
IgM
IgG
axonal damage
and NfL release
to muscle
axon
nerve impulse
myelin
breakdown

- Auto-antibody-mediated nerve damage affects both myelin and axon, as known antigens are present on both
- Autoantibodies fix complement to both myelin and axon
- All GBS neurotypes are present worldwide, but the proportion is variable: e.g. AIDP is more common in EU (54%) than in Bangladesh (40%)

Doets, et al (2018). Brain, 141(10), 2866–2877

ACUTE NERVE DAMAGE BIOMARKER ELEVATED IN ALL GBS NEUROTYPES



Log Nfl (pg/ml)
10000
1000
100
10
1
AIDP
N=58
AMAN
N=12
AMSAN
N=7
Equivocal
N=14
HC
N=53

- The gold standard biomarker of axonal damage, neurofilament light (NfL) is elevated in all types of GBS
- NfL levels correlate with disease course, severity and prognosis, irrespective of GBS neurotype

Martín-Aguilar et al, J Neurol Neurosurg Psych (2020)

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ANNEXON biosciences

Complement is Pivotal Force in Driving Nerve Damage in GBS

C1q binds to IgG and IgM antibodies on nerve and activates the classical complement pathway leading to neuroinflammation, directs clearance of debris by macrophages (C3b) and inflicts direct membrane damage (C5b-9) causing sudden and prolonged loss of muscle strength

NERVE FROM HUMAN AUTOPSIES

Activated complement Node of Ranvier



Macrophage Node of Ranvier



Activated complement myelin sheath



CLASSICAL COMPLEMENT PATHWAY DIRECTS IMMUNE CELLS TO SITE OF INFLAMMATION


Macrophage
C1q
C4b
C3b
C5b-9
IgM
IgG
Neuromuscular junction
Axon and Myelin break down
Nerve conduction impaired

Hafer-Macko C et al., (1996) Ann Neurol 39 & 40

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ANNEXON biosciences

ANX005 is a Targeted Immunotherapy Against Complement- Mediated Nerve Fiber Damage Immediate C1q inhibition with a single dose of ANX005 is designed to block all downstream complement components involved in acute or ongoing inflammation and nerve damage and allow nerve fiber recovery to start 24

Prognostic Factors of Functional Recovery Used in clinical prognostic tools, critical in clinical trial design, essential to show comparability between populations Baseline factors have been identified from multiple, large, prospective and retrospective studies including IGOS that are highly prognostic for functional outcome and need for mechanical ventilation 1 MRC sum score (muscle strength ranging from 0-60) 2 GBS-DS (function: ranging from 0-6) 3 Age 4 Time of onset of weakness 5 Preceding diarrhea 6 Serum neurofilament light (NfL) 7 Electrophysiology: ulnar distal compound muscle action potential (CMAP) 25 Walgaard 2011; Papri 2022, Islam 2019; Hughes et al., 1978; van Koningsveld et al., 2007; Papri 2021; Walgaard 2010; Doets 2022; Martín-Aguilar et al., 2021; van Tilburg et al., 2022; Cornblath et al., 1988

Characteristics of an Effective Therapy to Combat GBS – Get Better Sooner Directly targets mechanism driving extensive nerve damage and paralysis 1 Treatment goal is to target complement-mediated acute nerve damage and inflammation to prevent paralysis, severe morbidity, disability and mortality Rapid onset of action 2 Block acute and ongoing destruction of nerves immediately Provides clinical benefit across entire disease spectrum 3 Effective in all GBS patients, and impacting all aspects of the disease that are important to patients Minimal side-effects 4 Single infusion with manageable infusion related reactions 26

ANX005 GBS Phase 1b POC Study

Randomized, double-blind trial, placebo-controlled Phase 1 trial; completed 2020

STUDY DESIGN

- N=50 Adults with GBS in Bangladesh
- SAD: ANX005 3 mg/kg to 100mg/kg
- MAD: 2 x 75mg/kg
- Mean time from onset of weakness to treatment: 8.1 days
- Mean GBS-DS at baseline: 4[1]

KEY OBJECTIVES

- Safety / Tolerability / PK
- C1q target engagement

STUDY SCHEMATIC



Placebo (N=12)
ANX005 (N=38)
Day 1
Week 8

KEY RESULTS

- ✓ No deaths
- ✓ No treatment-related SAEs
- ✓ Full C1q inhibition >1 week 18mg/kg and above
- ✓ Target engagement in blood & CSF
- ✓ MTD not established
- ✓ Early Reduction in Nerve Damage[1]
- ✓ Early Improvement in MRC[1]
- ✓ Consistent shift to better on GBS-DS[1]

[1]18-75mg/kg dose cohorts

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ANNEXON biosciences

C1q function (% hemolytic activity) ANX005 Phase 1b: Rapid and Complete Complement Inhibition ANX005 DEMONSTRATED RAPID COMPLEMENT INHIBITION AT DAY 1 Serum PK/PD after Single 75 mg/kg Dose C1q activity not detectable when ANX005 was present in the circulation (Data from 75 mg/kg patient) • Single dose of ANX005 rapidly inhibits C1q in both 3000 serum and CSF 100 Serum level ANX005 300 80 • ANX005 doses of 18-75 mg/kg inhibit complement 30 during progressive stage of the disease (1-3 weeks 60 from admission) 40 3 20 • Aim to block immediate and ongoing neural damage 0.3 Serum activity C1q and show early improvement in muscle strength and 0 function 0 1 2 3 4 Time (weeks) 28 Serum ANX005 (ug/mL)

ANX005 Rapidly Inhibits Complement Alone or Following IVIg Complement levels measured by CH50 IVIg 400 • IVIg alone does not inhibit complement on Day 1 200 ANX005 • ANX005 alone or following IVIg results in complete inhibition 0 Day 1 Day 2 Post IVIg Post ANX005 First of 5 daily 400mg/kg infusions of IVIg on Day 0, followed by single infusion of ANX005 one day after IVIg dosing 29 CH50 U/mL

ANX005 Phase 1b: Early Reduction in Nerve Damage

RELEVANCE OF NfL

- Neurofilament light chain increases proportionally to the degree of axonal injury or degeneration
- Elevated NfL levels in serum are associated with more severe disease and predicts poor outcome
- In Phase 1b, ANX005 showed significant early NfL reduction which correlated with improved GBS-DS outcome at week 8 (Spearman's r=0.431 p=0.028)

ANX005 PHASE 1b NfL RESULTS

Statistically significant early NfL reduction (weeks 2-4)



90
30
0
-30
-60
-90
% Change in NfL
P<0.05
ANX005
(18-75 mg/kg)
N=18
Placebo
N=8

Altmann et al., 2020; Axelsson et al., 2018; Martín-Aguilar et al., 2021; van Tilburg et al., 2022

Annexon data on file

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ANNEXON biosciences

ANX005 Phase 1b: Early Improvement in Muscle Strength

RELEVANCE OF MUSCLE STRENGTH

- Loss of muscle strength is considered the primary clinical manifestation of GBS
- Muscle strength is most important prognostic marker for outcomes
- Improvement in MRC sumscore at week 1 is most important parameter for future function
- In Phase 1b, ANX005 improved muscle strength at week 1 and thereafter
- Change in MRC correlated with change in GBS-DS at Week 8 (Spearman r = -0.6155; p < 0.001)

MRC RESULTS PHASE 1b STUDY



Early Change in mean MRC Sumscore from Baseline
MRC
(LS Mean of % Change from Baseline)
ANX005 (n=18)
Placebo (n=8)
(MMRM p=0.09)
20
10
0
0
2
4
6
8
Weeks

*Walgaard, et al., 2011; Papri et al. 2022; Luijten, 2023

Annexon data on file

31

ANNEXON biosciences

ANX005 Phase 1b: Consistent Shift to Better on Disability (GBS-DS) Large shifts to better from baseline GBS-DS Grotta Bar: Consistent shifts to demonstrated on GBS-DS @ week 8 better in ANX005 groups vs. pbo @ week 8 Translated to Grotta Bar 28% of patients treated with ANX005 shifted to being in a good state of health from being severely disabled or disabled GBS Disability Scale GBS Disability Scale Grotta Bar ANX005 n=18 & Pooled Placebo, n=8 ANX005 n=18 & Pooled Placebo, n=8 (treatment data from 18, 36, and 75mg/kg dosing cohorts) (treatment data from 18, 36, and 75mg/kg dosing cohorts) Represents shifting from ventilated or bed ridden, to walking unassisted or running 32 PROPRIETARY & CONFIDENTIAL

ANX005 Phase 1b: Consistent Demonstration of Getting Better Sooner

Rapid target engagement, early nerve damage reduction and recovery of muscle strength precedes gain of function

NEURAL DAMAGE

Rapid reduction in nerve fiber biomarker NfL



90
30
0
-30
-60
-90
% Change in NfL
ANX005
(18-75 mg/kg)
Placebo

Statistically significant reduction (weeks 2-4)

MUSCLE WEAKNESS

Early gain in muscle strength



MRC
(LS Mean of % Change from Baseline)
20
10
0
0
2
4
6
8
Weeks
ANX005 (n=18)
Placebo (n=8)

Mean Change in MRC sumscore from Baseline

NEUROLOGICAL DISABILITY

Improvement in clinical function



% of patients
28
0
~30% of patients on ANX005 are better vs. placebo at week 8
ANX005
Placebo

≥3 point improvement in GBS-DS at week 8

33

ANNEXON biosciences

EMA Review of Ph1b Data Highlights Potential of ANX005

- **ODD granted late 2023 based on potential of providing 'significant benefit' over approved SoC (IVIg)**
- **EMA recognizes relevance of data from Bangladesh**

DATA PACKAGE IN ODD APPLICATION

- ANX005 Ph1b data compared to
  - Real-world data
  - Published data from a randomized clinical trial

"…[the data] showed **an increased response of ANX005** regarding muscle weakness recovery and need for ventilation **as compared to IVIg. Given the modest response to SOC and the unmet medical need,** the data was considered **sufficient for establishing significant benefit** in the context of an orphan designation."

"Regarding the applicability of the AMAN subtype to the EU, the COMP acknowledged that although the axonal subtype (AMAN) is seen more often in Bangladesh, **it was agreed that the data from Bangladeshi patients was still relevant for the EU target population with severe disease.**"

– European Medicines Agency

34

biosciences

ANX005 Has Demonstrated Characteristics Required to Combat GBS Directly targets mechanism driving extensive nerve damage and paralysis • Complement is an established target in GBS • C1q binds to autoantibodies on nerve components initiating local activation of complement leading to inflammation, recruitment of immune cells, and damage to nerves Rapid onset of action • ANX005 has demonstrated rapid target engagement in blood & CSF across multiple central and peripheral neurological disorders • A single dose of ANX005 inhibits classical complement pathway on day 1 • Prevents acute and ongoing nerve damage to promote nerve repair Provides clinical benefit across entire disease spectrum • Complement-mediated nerve destruction present in all neurotypes of GBS • ANX005 mechanism of action is agnostic to neurotype or disease severity • Early improvement in MRC seen across disease spectrum Minimal side-effects • ANX005 has been safely administered in > 250 patients with GBS • Generally well-tolerated • No drug-related deaths & no serious infections observed 35

Annexon GBS Clinical Program Overview David Cornblath, MD Professor Emeritus, Johns Hopkins University 36

The Phase 3 Study Embodies Key Characteristics of a Smart, Data-Driven, & Patient-Centric Design

HOW I WOULD DESIGN A PH3 GBS STUDY	HOW ANNEXON DESIGNED THE PHASE 3 PIVOTAL STUDY
Use all available global data and routinely seek expert input	✓ Data-driven by Ph1b, IGOS, and multiple external IVIg/PE datasets ✓ Routinely engaged with leading experts in GBS
Measures all meaningful outcomes through all phases of disease	✓ Proportional odds uses full GBS-DS scale, includes all patients, increases power ✓ Efficacy assessments cover all GBS symptoms & signs at all important timepoints
Control for disease heterogeneity	✓ Patients stratified by baseline MRC and days since onset of GBS symptoms ✓ Using MRC, time of onset of weakness, baseline NfL and age as covariates
Rigorous execution	✓ Streamlined time from onset to treatment increasing likelihood of better outcomes ✓ Conducted at sites with internationally recognized GBS clinical experience

37

ANNEXON biosciences

ANX005 Phase 3 Pivotal Trial On Track for Data Readout Q2 2024

Randomized, double-blind trial, placebo-controlled Phase 3 trial; enrollment completed in 2H 2023

STUDY DESIGN

- Patients diagnosed <10 days from onset of weakness
- Baseline GBS-DS score 3-5
- Stratified for prognostic factors: muscle strength and time from symptom onset

GBS-disability Scale (GBS-DS)

0	Normal
1	Running
2	Walking unassisted
3	**Walking assisted**
4	**Bed ridden**
5	**Ventilated**
6	Death

MONOTHERAPY SINGLE DOSE TREATMENT



Randomized
1:1:1
N = 241
PLACEBO (n=~80)
ANX005 30 mg/kg (n=~80)
ANX005 75 mg/kg (n=~80)
Day 1:
Single dose
6-month
Off-treatment
follow-up

US FDA Fast Track & Orphan Drug Designation
EMA Orphan Drug Designation

ENDPOINTS

Primary Outcome Measure[1]

GBS-DS at week 8: well-accepted regulatory endpoint assessing functional status

Secondary Endpoints include muscle strength, mortality, and time on ventilator

What is considered a win?
2-fold shift to better on GBS-DS vs. placebo at week 8

[1]Analyzed using a proportional odds model, a common statistical analysis method (van Leeuwen, et al., 2019, doi.org/10.1371/journal.pone.0211404) with an expected outcome of approximately 2x more patients in a good state of health and 2x fewer patients remaining severely disabled

38

ANNEXON biosciences

Phase 3 GBS-DS Analysis Approach GBS-DS SCALE COLLAPSED INTO 3 CATEGORIES Enhances Clinical Interpretability GBS-DS SCALE FOR PIVOTAL PHASE 3 GBS-DS 3-point scale (trichotomy) Approach: Collapse 7-point scale to a 3-point scale (trichotomy) 1 2 3 • 0-1: Good State of Health Good State Severely Disabled of Health Disabled/Death • 2-3: Disabled • 4-6: Severely Disabled/Death 0 1 2 3 4 5 6 ANX005 Shift to Better Health Rationale: ✓ Enhances clinical interpretability by focusing on a subject’s actual health status at week 8 after receiving ANX005 or placebo ✓ Includes all patients across all health states vs. dichotomy which would only include subset GBS Ph3 Study Population ✓ Most efficient statistical analysis approach GBS-DS Scores of 3-5 at Baseline 39

Phase 3 Key Secondary Endpoints Designed to assess total clinical benefit and demonstrate durability of response with measures that are interpretable and relevant to patients and clinicians MUSCLE STRENGTH CHRONIC DISABILITY MORBIDITY AND MORTALITY MRC Sum Score GBS Disability Score Ventilation, Time in ICU, Death Clinically meaningful prognostic Durability of response over Overall reduction in morbidity full study length indicator of outcome and mortality • Number of patients • MRC sum score at Day 8 Multiple sensitivity analyses requiring ventilation • MRC sum score at Week 8• Longitudinal analysis • Number of days on ventilator • Responder analyses • All-cause mortality • Days in ICU 40

Real-World Evidence in Support of Regulatory Submission

- **FDA agreed that a single pivotal study would be sufficient for BLA assuming it demonstrates:**
  - Substantial evidence of ANX005's treatment effect vs. placebo
  - Comparability between Ph3 population & Western patients
- **FDA agreed with Annexon's plan to establish comparability**
  - Ph3 patients will be compared with patients from IGOS
  - IGOS is a global, prospective, observational, multicenter cohort study
  - IGOS is led by global experts in GBS and has enrolled 2000 patients who were followed for 1-3 years
  - Annexon has initiated a real-world evidence comparability protocol with IGOS (ANX005-GBS-04)
  - Initial comparability data 1H25 in support of BLA submission


Annexon + IGOS RWE Comparability Study
IGOS
Global GBS Real-World Evidence Cohort
Annexon Phase 3 Study

41

ANNEXON biosciences

GBS Market Opportunity and Annexon’s Commercial Approach Michael Overdorf, Chief Business Officer Annexon Biosciences 42

GBS Market Opportunity and Annexon's Commercial Approach

Significant commercial opportunity for ANX005 achieved through focused commercial footprint

Significant Commercial Opportunity

Increased GBS incidence numbers show full magnitude of disease and market opportunity for ANX005

No approved drugs in US and significant disease burden on patients despite available treatments

Targeting ANX005 as first-line monotherapy single infusion treatment for GBS patients

Unique Commercial Dynamics

Indiscriminate and urgent disease combined with confidence in diagnosis drive lower referrals compared to other rare diseases

GBS patients are geographically concentrated based on population

Focused Commercial Launch

Planning to target major metropolitan centers at launch, expand to large community hospitals and then to mid-sized community hospitals

Will have focused commercial team of Key Account Managers, Medical Liaisons, and Sales Reps

Value-based Benefits

GBS results in significant cost burden on patients, caregivers, hospitals, and payers

ANX005 has opportunity to provide value-based benefits that reduce cost to care for GBS patients

43

ANNEXON biosciences

Increased GBS Incidence Numbers Reveal Full Magnitude of Disease and Commercial Opportunity

- **Completed first-ever analysis of 7 years of medical claims data to determine incidence of GBS**
- **Updated GBS incidence: 7,000 in US and 15,000 for all European countries[1]**
  - Previous US estimate = 6,000
  - Previous M5 Europe estimate = 6,000 (no total Europe estimate)
- **Updated incidence numbers are conservative since represent hospitalized and treated patients**, doesn't include mild patients (additional 5-10%) who are not hospitalized[2]

Annual US GBS Incidence
7,000
Hospitalized & Treated

Annual Europe GBS Incidence
15,000
Hospitalized & Treated

44
[1]81qd claims data analysis, [2]ClearView Health market research analysis

ANNEXON biosciences

Unique Commercial Dynamics Unlike other rare diseases, indiscriminate and urgent nature of GBS drives low referrals Low Referral Rates Urgent, Acute Treatment Indiscriminate Disease Physicians are hesitant to refer GBS patients present at GBS is an acute, rapidly-developing patients given confidence in treatments centers where disease requiring urgent treatment diagnosis and urgency to treat symptom onset occurs within a critical window of time 45

GBS Patients Geographically Concentrated Based on Population Initial targeting of large metropolitan areas where GBS patients and treaters are concentrated NATIONAL POPULATION GBS PATIENTS Geographic Distribution Geographic Distribution (2016-2022) Source: 81qd claims data analysis and Census data 46

Planning Focused Launch Targeting Top Treatment Centers

Intend to target hospitals in three waves leveraging physician experience and endorsement


Large Metropolitan & Academic Hospitals
Large Community Hospitals
Mid-sized Community Hospitals

WAVE 1

Large Metropolitan and Academic hospitals (n~60) are initial launch targets since they treat the majority of GBS patients
Top 15 hospitals treat ~15% of all GBS patients

WAVE 2

Second wave targets Large Community Hospitals leveraging experience and endorsement of physicians from Wave 1

WAVE 3

Third wave targets Mid-sized Community Hospitals leveraging digital and per-to-peer platforms

Sources: 81qd and ClearView analysis

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Planning Focused Commercial Footprint Commercial team will provide education, support, and access to hospitals, neurologists, and care teams Key Account Managers Medical Science Liaisons Customer Support Reps Higher-level hospital engagement GBS education ANX005 education ANX005 promotion to label Helps facilitate P&T discussions Scientific interactions KOL engagement Active, ongoing customer support Targeted interactions with systems-level roles to facilitate ANX005 access and Physician interaction with Customer support and sales use through education on clinical and greater scientific depth interactions with physicians and care teams value-based benefits Commercial team will also ensure availability of ANX005 48

Commercial Teams Help Patients Achieve Goal of Getting Better Sooner Reinforce patient outcome benefits of ANX005 across care teams Neurologist Emergency PM&R & Intensive Team Care Team Key Account Medical Science Customer Managers Liaisons Support Reps Patient Getting Better Sooner 49

Potential ANX005 Value-Based Benefits 1,2,3,4,5,6,7 SIGNIFICANT DISEASE BURDEN DESPITE CURRENT TREATMENTS “I was put on my hands and knees, and I had to learn ~25% ~40% ~20% ~10% ~5% how to crawl just like a baby… require mechanical admitted to ICU can't walk at 1 year permanently disabled mortality ventilation and can no longer work I crawled for 8 or 9 months, and it took about 2.5 years to learn how to walk… Then I had 5 years 7 >$2B ANNUAL ECONOMIC COST OF GBS IN US in physical therapy.” 8 ~25% increase in daily cost of ICU care with mechanical ventilation 7 GBS impacts patients' ability to work and places significant burden on caregivers Shane S. 53-year-old financial advisor ANX005 HAS POTENTIAL TO PROVIDE VALUE-BASED BENEFITS TO and patient with GBS REDUCE COST TO CARE FOR GBS PATIENTS AND IMPACT OF DISEASE 1 2 3 4 5 ClearView Health market research analysis, AAN Guidelines “Immunotherapy for GBS”, Hund EF et al (1993) Crit Care Med 21:433, Doets, et al., Brain 2018, 141, 2866-2877 (2018), Van den Berg, B. et al. Nat. Rev. 6 7 8 Neurol. 10, 469–482 (2014), Leonhard, et al, Nature Reviews, Neurology (2019), Inflation-adjusted from Frenzen, PD (2008) Neurology 71:21-27 7, Kaier K, et al (2019).Epidemiology and Infection 147 50

Closing Remarks & Q&A Session Douglas Love, President & CEO Annexon Biosciences 51

Annexon GBS Program Key Takeaways and Next Steps

ANX005 potential to be the first FDA-approved treatment for GBS

HIGH UNMET MEDICAL NEED WITH STANDARDS OF CARE

- Devastating and rapid nerve disease afflicting over 20K in the US and Europe
- No change in mortality rates in decades
- Annexon is leveraging anti-classical complement mechanism to fully block IgG and IgM

CLINICAL PROOF-OF-CONCEPT ON SEVERAL KEY MEASURES:

- Rapid and full C1q inhibition during critical progressive phase of disease
- Rapid improvement in neurodegeneration as measured by NfL, a key neuronal biomarker
- Rapid improvement in muscle strength (MRC) and GBS-DS

WELL-DESIGNED PIVOTAL PHASE 3 TRIAL

- FDA alignment on GBS-DS as primary endpoint, a well-accepted functional measure
- Other endpoints designed to demonstrate enhanced clinical benefit and durability

NEXT STEPS

Pivotal Phase 3 data expected in Q2 2024

Initial data from **real-world-evidence comparability protocol** with IGOS (ANX005-GBS-04) **expected in 1H 2025** to support a planned BLA submission

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THANK YOU Annexon Biosciences sincerely thanks all the patients, families, and study staff who are helping make the ANX005 Ph3 GBS study possible. 53

Powered By a Distinct Complement Approach Targeting C1q to STOP the Inflammatory Cascade Where it STARTS

Classical complement: common inflammatory pathway driving diseases of the body, brain & eye



C1q
Immune Cell Recruitment
C4a
C4
C4b
C2
Immune Cell Attack
C3a
C3
C3b
C5a
C5
C5b-9
Membrane Damage

DOWNSTREAM APPROACHES (C3/C5)

- Do not block ongoing inflammatory pressure of upstream classical pathway
- More susceptible to complement bypass mechanisms
- Affect downstream activity of all three complement pathways (lectin, alternative and classical

STOPPING C1q AT THE START

Blocks All Classical Pathway Activity[1]

- Selectively stops upstream & downstream inflammation driven by classical pathway
- Stops pathway before downstream bypass mechanisms (breakthrough)
- Differentiated functional data in GBS, HD and GA

[1]Lansita, et al., 2017; DOI: 10.1177/1091581817740873

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5 Key IVIg Topics That Are Advantageous to ANX005 1. IVIg’s MOAs in GBS remain largely unknown 2. In the era of targeted immunotherapy, IVIg is a dated approach 3. Full course of IVIg treatment takes 5 days allowing disease mechanisms to continue 4. IVIg does not significantly affect plasma CH50 in the initial acute phase 5. IVIg has an incomplete therapeutic effect as patients often deteriorate on IVIg treatment and recovery is slow and suboptimal 55

Phase 3 Comparison of Eculizumab vs. ANX005

	Eculizumab Ph3 GBS Trial	ANX005 GBS Ph3 Trial
MOA	Targets downstream complement (C5) - misses important upstream complement drivers of nerve damage	**Blocks entire classical complement cascade**
Mean time from onset of weakness to treatment	>7 days	**< 7 days***
N	57	**241**
Stratification by prognostic factors	Not stratified leading to imbalance	**Stratified**

*Stratified for days since onset of weakness (<7 days, ≥7 days)

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